SUMMARY PROSPECTUS February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.bbhfunds.com/us/en/resources.html#Documents. You can also get this information at no cost by calling 1-800-575-1265 or by sending an email request to bbhfunds@bbh.com. The Fund’s prospectus and SAI, each dated February 28, 2026, as amended and/or supplemented from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

BBH Partner Fund – International Equity Summary

Class I Shares (Ticker BBHLX)

Investment Objective

The investment objective of the BBH Partner Fund – International Equity (the “Fund”) is to provide investors with long-term maximization of total return, primarily through capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell the Fund’s Class I Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Shareholder Fees

(Fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the subscription amount)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of the amount being reinvested)	None
Redemption Fee on shares held less than 30 days after purchase (as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None
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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees*	0.57%
Distribution (12b-1) Fee	None
Other Expenses*	0.06%
Total Annual Fund Operating Expenses	0.63%

*  Restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class I Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$64	$201	$350	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the net assets of the Fund at the time of purchase, plus any borrowings for investment purposes, are invested in equity securities of companies in multiple developed and emerging markets of the world, excluding the United States. The Investment Adviser defines developed markets as those markets included in the Morgan Stanley Capital International — Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund may invest up to 35% of its assets, at the time of purchase, in emerging markets of the world. The Investment Adviser defines an emerging market as a securities market located in any country that is defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund may purchase these equity securities directly or in the form of sponsored and unsponsored American Depository Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) representing securities of companies based outside of the United States, national security exchanges or over-the-counter markets. The Fund will primarily invest in equity securities of companies with large market capitalizations.

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (“Investment Adviser”), employs a “manager of managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-advisers, Select Equity Group, L.P. (“Select Equity Group”) and Trinity Street Asset Management, LLP (“Trinity Street”) (collectively, the “Sub-advisers”). Subject to the general supervision by the Fund’s Board of Trustees (the “Board”), the Investment Adviser oversees the Sub-advisers and evaluates their respective performance results. The Investment Adviser reviews portfolio performance, characteristics and changes in key personnel of the Sub-advisers. The Sub-advisers are primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities. However, the Investment Adviser may, when deemed appropriate, manage all or a portion of the Fund’s assets according to the Fund’s principal investment strategies.

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The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Select Equity Group’s Investment Process: Select Equity Group will focus on identifying attractive non-U.S. publicly traded businesses with large market capitalizations and will invest opportunistically in these businesses when it believes that good long-term returns can be achieved. Select Equity Group defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value. They are, in the view of Select Equity Group, both well positioned for long-term growth and resilient in difficult economic environments. Select Equity Group employs intensive and rigorous fundamental equity research in order to identify these investment opportunities. As part of the Fund’s investment process, Select Equity Group may consider financially material environmental, social and governance (“ESG”) factors for the majority of equity investments in the portfolio, where relevant to such companies’ risk and return profiles. ESG factors may include, but are not limited to the environmental and social impact of the issuer, as well as the issuers instituted governance programs, in each case where deemed financially material to the company at hand.

Trinity Street’s Investment Process: Trinity Street believes in an unconstrained, approach to investing that is not linked to components of any benchmark against which the performance of the portfolio is measured, and Trinity Street intends to invest in a focused portfolio of non-U.S. common stocks of publicly traded companies, with the potential to invest in preferred stocks on a limited basis. Trinity Street intends to select securities based on identifying important positive factors that affect a company’s earnings and cash flow prospects, which it believes to be under-recognized by the market. These factors will be identified through fundamental research and valuation methodologies.

Trinity Street’s portfolio of investment positions will mainly consist of large-capitalization companies at the time of the initial purchase. Emerging markets are expected, from time to time, to be represented in the portion of the Fund managed by Trinity Street. An evaluation of ESG factors that could have a material impact on the value of issuer’s equity is incorporated into Trinity Street’s investment process and focuses on an assessment of the impact on the scale and duration of issuer cashflows and the appropriate cost of capital to be applied to such cashflows. ESG does not drive the investment process at Trinity Street, and is only one factor that is considered when investing, holding, and divesting

The Sub-advisers may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. The Fund may, from time to time, invest in a limited number of issuers.

Principal Risks of the Fund

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Non-U.S. Investment Risk:

Investing in securities of companies based outside of the United States, including ADRs and GDRs, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make non-U.S. investments more volatile and potentially less liquid than U.S. investments.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Sub-advisers to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-advisers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Currency Exchange Rate Risk:

Because the Fund invests in securities denominated in, or providing exposure to, non-U.S. currencies and the Fund’s net asset value per share (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Large Cap Company Risk:

Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Limited Portfolio Holdings Risk:

Although the Fund is a diversified fund and as such intends to meet the diversification requirements of the Investment Company Act of 1940 (“1940 Act”), the Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

Capital Controls Risk:

Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Large Shareholder Risk:

Asset allocation decisions, particularly large redemptions made by BBH&Co., whose discretionary investment advisory clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

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Fund Performance

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class I Shares from year to year. The table shows how the average annual returns of the Fund’s Class I Shares for the periods indicated compared to a broad-based securities market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class I Shares (% Per Calendar Year)

Highest Performing Quarter:	22.07% in 2nd quarter of 2020
Lowest Performing Quarter:	(17.93)% in 1st quarter of 2020

Average Annual Total Returns
(For the periods ended December 31, 2025)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	26.19%	3.72%	8.03%
Return After Taxes on Distributions	25.84%	2.94%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	16.03%	2.78%	6.29%
MSCI-EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	8.18%
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Investment Adviser

BBH&Co., through a separately identifiable department, serves as the Fund’s investment adviser. Select Equity Group and Trinity Street serve as the sub-advisers to the Fund. The following individuals of each sub-adviser are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s assets that they manage:

Portfolio Managers

Sub-Adviser	Portfolio Management Team Members	Fund Manager Since
Select Equity Group, L.P. 380 Lafayette Street New York, New York 10003	Chad Clark Senior Investment Team Member	2017
	Brian Vollmer Senior Investment Team Member	2017
	Matthew Pickering Senior Investment Team Member	2017
	Loren Lewallen Senior Investment Team Member	2017
Trinity Street Asset Management, LLP. 25 Golden Square, London, W1F 9LU	Joseph Buser Senior Investment Team Member	2024
	Richard J. Bruce Portfolio Manager	2023
	Charles H. E. Bell Portfolio Manager	2023
	Nicholas D.R. Mayor Portfolio Manager	2023
	Piotr J. Krupa Junior Portfolio Manager	2023

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary. Investors are only eligible to purchase shares of the Fund as described in the “Purchase of Shares” section of the Prospectus.

Investment Minimums

Minimum initial and subsequent purchase amounts may vary.

Class I
Initial Purchases	$10,000
Subsequent Purchases	$1,000
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Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

Payments to Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, BBH&Co. may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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